ARDEN REALTY LIMITED PARTNERSHIP
                     9100 Wilshire Boulevard
                      Suite 700 East Tower
                 Beverly Hills, California 90212
                         (310) 271-8600
                       Fax (310) 246-2941


                              June 25, 1997


VIA FACSIMILE

JC Investment & Realty, Inc.
19300 Hamilton Avenue
Suite 170
Gardena, CA  90248
Attn: Harutoshi Mori, President

RE:       Agreement of Purchase and Sale and Joint Escrow
          Instructions (the "Agreement") between JC Investment &
          Realty, Inc. ("Seller") and Arden Realty Limited
          Partnership ("Purchaser"); Property located at 19300
          Hamilton Avenue, Gardena, CA ("Property")

Dear Mr. Mori:

     On June 23, 1997, Purchaser delivered notice (the "Objection Notice") to seller objecting to certain items with respect to the Property. Seller and Purchaser have agreed upon a Purchase Price adjustment as a concession to Purchaser to cause it to proceed to close the transaction as contemplated in the Agreement. Accordingly, Purchaser and Seller hereby agree to modify the Agreement in accordance with the following terms and conditions:

     1. Capitalized terms used in this letter shall have the meanings ascribed to them in the Agreement, unless otherwise defined in this letter.

     2.   The Purchase Price is reduced from $4,400,000 to
$4,350,000.

     3. Except to the extent set forth above, Seller and Purchaser hereby reaffirm and ratify the Agreement, as amended hereby.

     If the forgoing is in accordance with your understanding of our agreement, please sign and return a copy of this letter for our files.

                         Sincerely,

                         ARDEN REALTY LIMITED PARTNERSHIP,
                         a Maryland limited partnership

                         By:  Arden Realty, Inc., its sole general partner

                              By:  /s/ Victor J. Coleman
                                    Victor J. Coleman, President

AGREED AND ACCEPTED TO THIS
25TH DAY OF JUNE, 1997

JC Investment & Realty, Inc.
a Washington corporation

By:  /s/ Harutoshi Mori
Name:  Harutoshi Mori
Its:   President

cc:  Brig Troy
     Scott Kalt, Esq.  (310) 203-0567
     Marley Harrill (213) 891-0834